Filed Pursuant to Rule 497(a)

File No. 333-234743

Rule 482 AD

Angel Oak Capital Advisors Brings Dynamic Closed-End Fund Focused on

Financials Sector to Market

Leader in community bank and nonbank financials investing launches second closed-end fund

ATLANTA — June 26, 2020 — Angel Oak Capital Advisors, LLC, an investment management firm specializing in value-driven alternative credit, announced today that it has priced a registered public offering of 4,050,000 common shares of the Angel Oak Dynamic Financial Strategies Income Term Trust (NYSE: DYFN), a closed-end fund that invests primarily in community bank debt assets and nonbank financials (the “Fund” or “DYFN”). The Fund is listed at a public offering price of $20 per share. In addition, the Fund has granted the underwriters a 45-day option to purchase an additional 606,485 common shares to cover any overallotments. The offering is subject to customary closing conditions and is expected to close June 30, 2020.

DYFN will have a broad mandate, allowing the highly experienced Angel Oak team to invest across the financials spectrum. Alongside community bank subordinated-debt investments, the Fund may also invest in but is not limited to nonbank financials, such as brokerage and advisory firms, asset managers, real estate investment trusts and business development companies. At least 80% of the Fund’s portfolio will be publicly rated investment grade or, if unrated, scored as investment grade by Angel Oak’s proprietary BankSURF credit-quality assessment model, providing a quantitative engine for a deep review of the financials space for Angel Oak.

“The focus on investment-grade assets with a range of investment opportunities makes this a potentially compelling strategy for investors in today’s environment,” said Cheryl Pate, CFA, portfolio manager at Angel Oak. “We view now as a great time to enter the community bank sector and other nonbank financials, particularly insurance companies, due to attractive underlying fundamentals. Investors tend to be underallocated to banks and insurance broadly, and we believe this strategy is an attractive way to gain financial exposure and access nonbank financial tactical opportunities.”

Angel Oak is one of the most active investors in the community bank debt sector. In roughly six years, Angel Oak has participated in more than 200 new-issue deals encompassing over $2 billion in subordinated and community bank debt. DYFN has a limited 15-year term and will terminate on June 30, 2035, although the Fund’s termination date may be extended for up to 18 months at the discretion of the board of trustees of the Fund.

About Angel Oak Capital Advisors, LLC

Angel Oak Capital Advisors is an investment management firm focused on providing compelling fixed-income investment solutions for its clients. Backed by a value-driven approach, Angel Oak Capital Advisors seeks to deliver attractive risk-adjusted returns through a combination of stable current income and price appreciation. Its experienced investment team seeks the best opportunities in fixed-income investments, with a specialization in mortgage-backed securities and other areas of structured and corporate credit.

For more information, please visit www.angeloakcapital.com.

Disclaimers

This is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This is not an offering, which can be made only in a prospectus.

Investors should consider the investment objective, risks, fees and expenses of the Fund carefully before investing. An investment in the Fund involves risks, is not appropriate for all investors and is not intended to be a complete investment program. The prospectus contains this and other information. Angel Oak Capital Advisors, a registered investment adviser, is the Fund’s investment manager; Destra Capital Advisors LLC, a registered investment adviser, is providing secondary market servicing for the Fund. Please contact your securities representative or call 1-877-855-3434 for information about the Fund.

Media Contacts

Trevor Davis

Gregory FCA for Angel Oak Capital Advisors

Email: trevor@gregoryfca.com

Office: 215-475-5931

Randy Chrisman

Chief Marketing Officer at Angel Oak Capital Advisors

Email: randy.chrisman@angeloakcapital.com

Office: 404-953-4969